UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    September 21, 2005
                                                  ------------------------------

                         CALIFORNIA WATER SERVICE GROUP
                         ------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    1-13883                77-0448994
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)             File Number)          Identification No.)


      1720 North First Street, San Jose, CA.                   95112
--------------------------------------------------------------------------------
     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code        1-408-367-8200
                                                    ----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective September 21, 2005, California Water Service Company, a wholly owned subsidiary of the registrant, entered into an agreement with Kern County Water Agency to obtain treated water for the Company's operations. The term of the agreement is to January 1, 2035 or until the repayment of the Agency's bonds (described below). This agreement supersedes the prior agreement with Kern County Water Agency, as amended, dated June 13, 1974. The following summary of the agreement is qualified in its entirety by reference to the text of the agreement, which is attached as Exhibit 10.1 to this report and incorporated herein by reference.

The agreement obligates the Company to purchase 20,500 acre feet of treated water per year, which is an increase from the 11,500 acre feet in the prior agreement. There are no other parties to the agreement between Cal Water and the Agency. The Company is obligated to pay the Capital Facilities Charge and the Treated Water Charge regardless of whether it can use the water in its operation and is obligated for these charges if the Agency cannot produce an adequate amount to supply the 20,500 acre feet in the year. Three other parties are also obligated to purchase a total of 32,500 acre feet per year under separate agreements with the Agency. These other participating entities are North of the River Municipal Water District, East Niles Community Services District, and the City of Bakersfield. Further, the Agency has the right to proportionally reduce the water supply provided to all of the participants if it cannot produce adequate supplies. The participation of all parties in the transaction for expansion of the Agency's facilities, including the Water Purification Plant, purchase of the water and payment of interest and principal on the bonds being issued by the Agency to finance the transaction is required as a condition to the obligation of the Agency to proceed with expansion of the Agency's facilities. If any of the other parties does not use its allocation, that party is obligated to pay its contracted amount, but may make arrangements for the other parties to purchase some or all of its allocation.

The Agency intends to expand its capacity to produce and transmit treated water, either through expansion of its existing water treatment plant capacity or building a new water treatment plant. Also, it will be expanding its related transmission systems. The Agency is planning to issue bonds to fund the project and will use the payments of the Capital Facilities Charges by California Water Service Company and the other contracted parties to meet the Agency's obligations to pay interest and repay principal on the bonds. If any of the parties were to default on making payments of the Capital Facilities Charge, then the other parties are obligated to pay for the defaulting party's share on a pro-rata basis. If there is a payment default by a party and the remaining parties have to make payments, they also are entitled to a pro-rata share of the defaulting party's water allocation.

The Company expects to use all its contracted amount of water in its operations every year. In addition, if the Company were to pay for and receive additional amounts of water due to a default of another participating party, the Company believes it could use this additional water in its operations without incurring substantial incremental cost increases. If additional treated water is available, all parties have an option to purchase this additional treated water, subject to the Agency's right to allocate the water among the parties.

Once the  project  is  complete,  the  Company  is  obligated  to pay a  Capital
Facilities Charge and a Treated Water Charge that together total $4,739,000 annually, which equates to $231 per acre foot. Annual payments of $1,951,000 for the Capital Facilities Charge will begin when the Agency issues bonds to fund the project. Some of the Treated Water Charge of $2,788,000 is expected to begin July 1, 2007 when a portion of the planned capacity is expected to be available. The expanded water treatment plant is expected to be at full capacity by July 1, 2008, and at that time, the full annual payments of $4,739,000 would be made and continue through the term of the agreement. Once treated water is being delivered, the Company will also be obligated for its portion of the operating costs; that portion is currently estimated to be $69 per acre foot. The actual amount will vary due to variations from estimate, inflation and other changes in the cost structure. The Company's overall estimated cost of $300 per acre foot is less than the estimated cost of procuring untreated water (assuming water rights could be obtained) and then providing treatment.

Item 1.02 Termination of a Material Definitive Agreement

The registrant  incorporates by reference the  information  submitted under Item
1.01 above with respect to entry into the agreement with Kern Country Water Agency and termination of the prior agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The registrant  incorporates by reference the  information  submitted under Item
1.01 above with respect to entry into the agreement with Kern Country Water Agency. The initial assessment is that components of the agreement will be accounted for under FASB Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.

Item 9.01 Financial Statements and Exhibits.

The exhibit list is incorporated by reference to the Exhibit Index included with this report.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CALIFORNIA WATER SERVICE GROUP
                         ------------------------------
                                  (Registrant)



Date: September 22, 2005               By:  /s/ Calvin L. Breed
                                          --------------------------------------
                                            Calvin L. Breed
                                            Controller, Assistant Secretary and
                                            Assistant Treasurer

                                  EXHIBIT INDEX

     Exhibit
      Number                       Description of Exhibits
      ------                       -----------------------

     10.1             Agreement   between  Kern  County  Water  Agency  and  the
                      California Water Service Company dated September 21, 2005